                                                                Exhibit 10.6

                       Petopia.com, Inc. 1999 Stock Plan
                         Notice of Stock Option Grant

          You have been granted the following option to purchase Common Stock of Petopia.com, Inc. (the "Company"):

          Name of Optionee:                    Scott Vertrees

          Total Number of Shares Granted:      25,000

          Type of Option:                      Nonstatutory Stock Option ("NSO")

          Exercise Price Per Share:            $1.25

          Date of Grant:                       February 1, 2000

          Date Exercisable:                    This option may be exercised, in
                                               whole or in part, for the number
                                               of options that have vested after
                                               the Date of Grant.

          Vesting Commencement Date:           January 19, 2000

          Vesting Schedule:                    1/3rd of the shares subject to
                                               this option shall vest when the
                                               Optionee completes 1 year of
                                               continuous Service after the
                                               Vesting Commencement Date. An
                                               additional 1/3rd of the shares
                                               subject to this option shall vest
                                               when the Optionee completes his
                                               second year of continuous Service
                                               after the Vesting Commencement
                                               Date. The remaining 1/3rd of the
                                               shares subject to this option
                                               shall vest when the Optionee
                                               completes his third year of
                                               continuous Service after the
                                               Vesting Commencement Date.

                                               During the first year of Service,
                                               an aggregate of 1/3rd of the
                                               options shall be deemed vested
                                               upon the earliest of (a) the date
                                               on which the Company terminates
                                               your employment for any reason
                                               other than Cause, or (b) the date
                                               on which you terminate your
                                               employment for good reason. After
                                               the first year from the Vesting
                                               Commencement Date, in the event
                                               of a termination without Cause
                                               following a Change of Control, an
                                               additional 1/3rd of the options
                                               shall be deemed vested, provided
                                               that no more than an aggregate of
                                               [Total Number of Shares Granted]
                                               shall ever be deemed vested.

          Expiration Date:                     January 19, 2010

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:                                     Petopia.com, Inc.

______________________________________        By:_______________________________

______________________________________        Title:____________________________
Print Name

                       Petopia.com, Inc. 1999 Stock Plan

                         Notice of Stock Option Grant

          You have been granted the following option to purchase Common Stock of Petopia.com, Inc. (the "Company"):

          Name of Optionee:                   Scott Vertrees

          Total Number of Shares Granted:     80,000

          Type of Option:                     Incentive Stock Option ("ISO")

          Exercise Price Per Share:           $1.25

          Date of Grant:                      February 1, 2000

          Date Exercisable:                   This option may be exercised, in
                                              whole or in part, for the number
                                              of options that have vested after
                                              the Date of Grant.

          Vesting Commencement Date:          January 18, 2000

          Vesting Schedule:                   1/3rd of the shares subject to
                                              this option shall vest when the
                                              Optionee completes 1 year of
                                              continuous Service after the
                                              Vesting Commencement Date. An
                                              additional 1/3rd of the shares
                                              subject to this option shall vest
                                              when the Optionee completes his
                                              second year of continuous Service
                                              after the Vesting Commencement
                                              Date. The remaining 1/3rd of the
                                              shares subject to this option
                                              shall vest when the Optionee
                                              completes his third year of
                                              continuous Service after the
                                              Vesting Commencement Date.

                                              During the first year of Service,
                                              an aggregate of 1/3rd of the
                                              options shall be deemed vested
                                              upon the earliest of (a) the date
                                              on which the Company terminates
                                              your employment for any reason
                                              other than Cause, or (b) the date
                                              on which you terminate your
                                              employment for good reason. After
                                              the first year from the Vesting
                                              Commencement Date, in the event of
                                              a termination without Cause
                                              following a Change of Control, an
                                              additional 1/3rd of the options
                                              shall be deemed vested, provided
                                              that no more than an aggregate of
                                              [Total Number of Shares Granted]
                                              shall ever be deemed vested.

          Expiration Date:                    January 19, 2010

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:                                     Petopia.com, Inc.

________________________________________      By:_______________________________

________________________________________      Title:____________________________
Print Name

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                      Petopia.com, Inc. 1999 Stock Plan:

                            Stock Option Agreement

SECTION 1. GRANT OF OPTION.

     (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

     (b) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

     (a) Exercisability. Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

     (b) $100,000 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee's right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $ 100,000 annual limitation under Section 422(d) of the Code, except that:

          (i) The Optionee's right to exercise this option shall in any event become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant, unless the Optionee is an officer of the Company, an Outside Director or a Consultant; and

          (ii) The Optionee's right to exercise this option shall no longer be deferred if (A) the Company is subject to a Change in Control before the

     Optionee's Service terminates, (B) this option does not remain outstanding,
     (C) this option is not assumed by the surviving corporation or its parent and (D) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

     (c) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

     (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to Section 13(C). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

     (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

     (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK

     (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

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     (b)  Surrender of Stock.  All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

     (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

     (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6. TERM AND EXPIRATION.

     (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five* years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

     (b) Termination of Service (Except by Death). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i)   The expiration date determined pursuant to Subsection (a) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

     (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

          (i)   The expiration date determined pursuant to Subsection (a) above;
     or

          (ii)  The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

     (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (e) Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

     (a) Scope of Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Section 7 shall apply to the Transferee to the same extent as to the Optionee.

     (b) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of:

          (i) The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

          (ii) The date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

     (c) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

     (d) Repurchase Cost. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

     (e) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

     (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

     (g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

     (h) Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 8. RIGHT OF FIRST REFUSAL.

     (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's tights under this Subsection (a) shall be freely assignable, in whole or in part.

     (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

     (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which
                            ---
such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

     (d)  Termination of Right of First Refusal.  Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

     (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

     (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof,

          (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

          (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER.

          (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

          (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

          (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
     SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE
     REGISTRATION THEREOF UNDER SUCH ACT OR AN

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     OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS
     COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section II shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

          (a) Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

          (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

          (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

          (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

          (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

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SECTION 14. DEFINITIONS.

          (a)  "Agreement" shall mean this Stock Option Agreement.

          (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

          (c) "Cause" For purposes of this Agreement, "Cause" for the termination of Purchaser's employment with the Company or its successor will exist at any time after the Purchaser (1) has been convicted of a crime involving fraud, theft, embezzlement or similar criminal conduct or moral turpitude; (2) has failed or refused to follow policies or directives established by the management of the Company, (3) has committed acts amounting to gross negligence or willful misconduct to the detriment of the Company, or
(4) has breached any of the material terms and provisions of his or her employment and/or consulting agreement.

          (d)  "Change of Control" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Committee" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

          (g)  "Company" shall mean Petopia.com, Inc., a Delaware corporation.

          (h) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (i) "Date of Grant" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

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          (j)  "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          (k) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (l) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

          (m) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

          (n)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

          (o) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (p) "Notice of Stock Option Grant" shall mean the document so entitled to which this Agreement is attached.

          (q) "Optionee" shall mean the individual named in the Notice of Stock Option Grant.

          (r) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

          (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (t) "Plan" shall mean the Petopia.com, Inc. 1999 Stock Plan, as in effect on the Date of Grant.

          (u) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

          (v) "Restricted Share" shall mean a Share that is subject to the Right of Repurchase.

          (w) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 8.

          (x) "Right of Repurchase" shall mean the Company's right of repurchase described in Section 7.

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          (y)  "Securities Act" shall mean the Securities Act of 1933, as amended.

          (z) "Service" shall mean service as an Employee, Outside Director or Consultant.

          (aa) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

          (bb) "Stock" shall mean the Common Stock of the Company.

          (cc) "Subsidiary" shall mean any corporation (other than the Company) in an: unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (dd) "Transferee" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

          (ee) "Transfer Notice" shall mean the notice of a proposed transfer of Shares described in Section 8.

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